[USAA                        USAA MUTUAL FUND, INC.
EAGLE
LOGO (R)]              SUPPLEMENT DATED NOVEMBER 25, 2003
                           TO THE SMALL CAP STOCK FUND
                                   PROSPECTUS
                             DATED DECEMBER 1, 2002



This supplement describes important changes affecting the USAA Small Cap Stock Fund (Fund). These changes were proposed by USAA Investment Management Company
(IMCO) and approved by the Fund's Board of Directors (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). On November 18, 2003, the Board approved proposals by IMCO to terminate IMCO's subadvisory agreement with Eagle Asset Management, Inc. (Eagle) with respect to the Fund and enter into new subadvisory agreements with Wellington Management Company LLP (Wellington Management) and Batterymarch Financial Management, Inc. (Batterymarch) with respect to the Fund. In determining to hire Wellington Management and Batterymarch as the subadvisers for the Fund beginning on
December 1, 2003, the Board considered numerous factors including, without limitation, the following: (1) the investment performance of Wellington Management and Batterymarch in managing small cap accounts as measured against the Russell 2000 Value Index and the Russell 2000 Growth Index, respectively;
(2) the hypothetical combined investment performance of Wellington Management and Batterymarch as measured against the Lipper Small-Cap Core Funds Index and the Russell 2000 Index, two relevant benchmarks for this Fund; (3) the consistency of Wellington Management's and Batterymarch's performance in different market conditions, and the volatility and risk of the small cap accounts; (4) Wellington Management's and Batterymarch's adherence to the desired investment styles, small cap value and small cap growth, respectively;
(5) the reasonableness of the fees proposed to be paid to Wellington Management and Batterymarch for these services; and (6) the likelihood that IMCO will be able to work together effectively with Wellington Management and Batterymarch to pursue the Fund's investment objective. In determining to terminate Eagle as the subadviser of the Fund effective November 30, 2003, the Board considered, among other factors, the Fund's lack of progress in relative performance.

Wellington Management and Batterymarch expect to realign the Fund's portfolio to reflect their proprietary investment techniques. As a result, during this transition period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2002 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST THREE SENTENCES OF THE FIRST PARAGRAPH ON PAGE 3 OF THE PROSPECTUS.

Effective December 1, 2003, we intend to retain Wellington Management Company LLP (Wellington Management) and Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadvisers of the Fund. Wellington and Batterymarch are responsible for managing the portion of the Fund's assets allocated to each of them by us. The subadvisers' strategy to achieve this objective is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 6 OF THE PROSPECTUS.

This may be particularly true for the period prior to December 1, 2003, which is the date on which Wellington Management and Batterymarch assume day-to-day management of the Fund's assets.

IN THE SECTION "FUND INVESTMENTS" ON PAGES 10-13 OF THE PROSPECTUS, REPLACE ALL REFERENCES TO EAGLE WITH WELLINGTON MANAGEMENT AND BATTERYMARCH.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE PARAGRAPH UNDER "HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?" ON PAGE 9 OF THE PROSPECTUS.

Wellington Management's Small Cap Value approach focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (E.G., share repurchase or dividends).

In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return, and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows are also integral components of the valuation process. Stocks are sold when they achieve our target prices, appreciate substantially beyond Wellington Management's market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

Batterymarch invests in companies that it believes have above-average sales and earnings growth potential. Batterymarch seeks companies that are well positioned to take advantage of emerging, long-term social and economic trends and have adequate financial resources to sustain their growth. Batterymarch may invest through initial public offerings of companies meeting these criteria. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST THREE PARAGRAPHS ON PAGE 12 OF THE PROSPECTUS.

Effective December 1, 2003, we intend to enter into Investment Subadvisory Agreements with Wellington Management and Batterymarch, under which Wellington Management and Batterymarch each provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2003, Wellington Management had approximately $353 billion in assets.

Batterymarch is located at 200 Clarendon Street, Boston, Massachusetts 02116 and has been in the investment management business since 1969. As of September 30, 2003, Batterymarch had approximately $9.2 billion in assets under management.

Wellington Management and Batterymarch are compensated directly by IMCO and not by the Fund.

DELETE THE SECTION ENTITLED "PORTFOLIO MANAGER" ON PAGE 12 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT

Stephen T. O'Brien, senior vice president and CFA, is responsible for the day-to-day management of the portion of the Fund managed by Wellington Management. Mr. O'Brien joined Wellington Management in 1983 and has 33 years of investment experience. He earned his BA in Economics from Assumption College and his MBA from the University of Pittsburgh.

BATTERYMARCH

William L. Elcock, chief executive officer and senior portfolio manager, manages the firm's business operations with overall responsibility for all major management decisions. He remains close to the firm's investment process, spending a significant portion of his time directing Batterymarch's U.S. investment strategies. Mr. Elcock has 20 years of investment experience. He joined Batterymarch in 1984, serving as an assistant portfolio manager and then a research analyst before becoming a portfolio manager. In 2001, he assumed additional senior management responsibilities as deputy chief executive officer. He was named chief executive officer in 2002. Mr. Elcock holds a BA from the University of New Hampshire and an MBA from Suffolk University.

Batterymarch manages its portion of the Fund on a team basis with Mr. Elcock as chairperson of the team.

DELETE APPENDIX B TO THE PROSPECTUS.


                                    * * * * *

                                                                     45386-1103

[USAA
EAGLE                        USAA MUTUAL FUND, INC.
LOGO (R)]
                       SUPPLEMENT DATED NOVEMBER 25, 2003
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2002



DELETE "SMALL CAP STOCK" FROM THE CAPTION "APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE AGGRESSIVE GROWTH, GROWTH, GROWTH & INCOME, INCOME STOCK, SCIENCE & TECHNOLOGY, FIRST START GROWTH, SMALL CAP STOCK, CAPITAL GROWTH, AND VALUE FUNDS" ON PAGE 27 OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI).

INSERT THE FOLLOWING INFORMATION JUST BEFORE THE SECTION CAPTIONED "THE COMPANY'S MANAGER" ON PAGE 28 OF THE SAI.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE SMALL CAP STOCK FUND

The Advisory Agreement for the Small Cap Stock Fund was approved as discussed above in the section entitled "Approval of Advisory and Subadvisory Agreements for the Aggressive Growth, Growth, Growth & Income, Science & Technology, First Start Growth, Capital Growth, and Value Funds."

The Subadvisory Agreements for the Small Cap Stock Fund were considered by the Board, including the Non-Interested Directors, at a meeting of the Board held on November 18, 2003. In addition, the Non-Interested Directors met separately as a group on that date to consider this matter.

As part of its deliberations during the meeting, the Board reviewed information provided by management relating to the services to be rendered by Wellington Management and Batterymarch under the Subadvisory Agreements and the reasonableness of the fees that would be paid under the Subadvisory Agreements by IMCO to Wellington Management and Batterymarch. In making its decision to approve the Subadvisory Agreements, the Board considered the experience and success of Wellington Management and Batterymarch in managing small cap accounts and the qualifications of the individuals at Wellington Management and Batterymarch responsible for these investment activities. The Board considered the investment performance of Wellington Management and Batterymarch in managing small cap accounts as measured against the Russell 2000 Value Index and the Russell 2000 Growth Index, respectively. The Board also considered the hypothetical combined investment performance of Wellington Management and Batterymarch as measured against the Lipper Small-Cap Core Funds Index and the Russell 2000 Index, two relevant benchmarks for this Fund. In addition, the Board considered the consistency of Wellington Management's and Batterymarch's performance in different market conditions, and the volatility and risk of the small cap accounts as well as Wellington Management's and Batterymarch's adherence to the desired investment styles, small cap value and small cap growth, respectively. The Board also considered the reasonableness of the fees proposed to be paid to Wellington Management and Batterymarch for these services, and the likelihood that IMCO will be able to work together effectively with Wellington Management and Batterymarch to pursue the Fund's investment objective.

Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST SENTENCE OF THE SECOND PARAGRAPH UNDER THE HEADING "SUBADVISORY AGREEMENTS" ON PAGE 32 OF THE SAI.

The Subadvisory Agreement for the Income Stock Fund will remain in effect until July 11, 2005. The Subadvisory Agreements for the Small Cap Stock Fund will remain in effect until November 30, 2005. Each other Subadvisory

Agreement will remain in effect with respect to a Fund until October 17, 2004. Each Subadvisory Agreement will continue in effect from year to year thereafter for a Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 33 OF THE SAI.

For the Small Cap Stock Fund, the Manager, effective December 1, 2003, will enter into Subadvisory Agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a fee in the annual amount of 0.70% of the Fund's average daily net assets. Wellington Management has agreed to waive all fees in excess of 0.60% until November 30, 2004, and all fees in excess of 0.65% thereafter through May 31, 2005. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law.





                                    * * * * *